UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2018

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

2700 Milan Court
Birmingham, Alabama 35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE.

On November 7, 2018, Hibbett Sports, Inc. (Company) filed a Current Report on Form 8-K (the Initial Filing), to disclose that on November 5, 2018, it had completed its previously announced acquisition of City Gear, LLC (City Gear) pursuant to the Membership Interest and Warrant Purchase Agreement (Purchase Agreement), dated as of October 29, 2018, by and among Hibbett Sporting Goods, Inc., a wholly-owned subsidiary of the Company, City Gear, the members and warrant holders of City Gear named in the Purchase Agreement, and Jeffrey B. Presley and Harbert Mezzanine Partners II SBIC, LLC.  As a result of the transaction, City Gear became an indirect wholly-owned subsidiary of the parent company Hibbett Sports, Inc. (Acquisition).

This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Initial Filing to provide the historical financial statements of City Gear and pro forma financial information relating to the Acquisition that are required by Items 9.01 (a) and 9.01 (b), respectively, of Form 8-K, and should be read in conjunction with the Initial Filing.  Except as stated above, no other information contained in the Initial Filing has been amended.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The audited financial statements of City Gear as of and for the fiscal year ended February 4, 2018, as well as the accompanying notes thereto and the related Independent Auditor’s Report, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited condensed financial statements of City Gear as of and for the thirty-nine week periods ended November 4, 2018 and October 29, 2017, as well as the accompanying notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)  Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and City Gear as of and for the thirty-nine weeks ended November 3, 2018, and as of and for the fiscal year ended February 3, 2018, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Mayer Hoffman McCann P.C.
99.1	Audited financial statements of City Gear, LLC as of and for the fiscal year ended February 4, 2018
99.2	Unaudited condensed financial statements of City Gear, LLC as of and for the thirty-nine weeks ended November 4, 2018 and October 29, 2017
99.3
Unaudited pro forma condensed combined financial information of Hibbett Sports, Inc. and City Gear, LLC as of and for the thirty-nine weeks ended November 3, 2018 and for the fiscal year ended February 3, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

	By:	/s/ Scott J. Bowman
Scott J. Bowman
January 16, 2019		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Mayer Hoffman McCann P.C.
99.1	Audited financial statements of City Gear, LLC as of and for the fiscal year ended February 4, 2018
99.2	Unaudited condensed financial statements of City Gear, LLC as of and for the thirty-nine weeks ended November 4, 2018 and October 29, 2017
99.3
Unaudited pro forma condensed combined financial information of Hibbett Sports, Inc. and City Gear, LLC as of and for the thirty-nine weeks ended November 3, 2018 and for the fiscal year ended February 3, 2018